ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-3 Sub-Pool 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1996 Lee Servicing Company reports the following information pertaining to Series 1996-3 Sub-Pool 1 for November 25, 1996, the
                                Remittance date.

                       Due period ended: November 1, 1996

--------------------------------------------------------------------------------
 1 Total Actual Principal Collections                             1,025,960.08
 2 Total Actual Interest Collections                                943,611.00
 3 Additional Proceeds                                                    0.00
                                                                  ------------
 4   Total Collections:                                           1,969,571.08

 5 Pre-Funding Account Transfer                                         550.68
 6 Interest Coverage Account Transfer                               160,092.71
                                                                  ------------
 7   Aggregate Amount Received:                                   2,130,214.47

   Monthly Advances
 8 Delinquent Interest                                              336,658.43
 9 Compensating Interest                                              1,959.90
10 Amounts Held for Future Distributions                                  0.00
11 Reserve Withdrawal per Sec. 6.14c                                      0.00
                                                                  ------------
12   Available Remittance Amount:                                 2,468,832.80

13 Service Fees                                                      61,967.27
14 Expense Account Deposit:                                           3,700.16
15 Cross Collateral Deposit                                               0.00
                                                                  ------------
16   Adjusted Remittance Amount:                                  2,403,165.37

   Remaining Amount Available:
17   Adjusted Remittance Amount                                   2,403,165.37
18   Insured Payments                                                     0.00
19   Insurance Account Deposit @ 13 bp
       the Ending Principal Balance                                  16,033.96
20   Cross Collateral Withdrawal                                          0.00
21   Class Remittance Amounts                                     2,387,131.41
22   Non-Recoverable Advances not
       Previously Reimbursed                                              0.00
                                                                  ------------
23 Total Remaining Amount Available:                                      0.00
                                                                  ============
   Amount of Reimbursements Pursuant to Sec. 5.04
24   Servicing Fee                                                        0.00
25   Monthly Advances and Servicer Advances                               0.00
26   Other Mortgage Payments                                              0.00
27   Interest Earned on P&I Deposits                                      0.00
28   Additional Servicing Compensation                                    0.00
-------------------------------------------------------------------------------

                                     1 of 4

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-3 Sub-Pool 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1996 Lee Servicing Company reports the following information pertaining to Series 1996-3 Sub-Pool 1 for November 25, 1996, the
                                Remittance date.

                       Due period ended: November 1, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                                     Total           Class A-1        Class A-2        Class A-3         Class A4
                                                     -----           ---------        ---------        ---------         --------
29 Loans Outstanding--BOM                                  1973
30 Opening Loan Balance                          118,162,043.77    52,528,214.68     8,303,074.76    19,966,917.88     7,512,305.74
31 Pre-Funding Account Balance                    32,869,194.78    14,681,573.66     2,300,843.64     5,532,981.13     2,081,715.67
32 Additional Principal Reduction, LTD             1,998,947.87     1,177,497.66       103,918.40       249,899.01        94,021.41
33 Realized Losses, LTD                                    0.00             0.00             0.00             0.00             0.00
34 Carryforward Amount                                     0.00             0.00             0.00             0.00             0.00
                                                 --------------    -------------     ------------    -------------     ------------
35 Total Class Principal Balance                 149,032,290.68    66,032,290.68    10,500,000.00    25,250,000.00     9,500,000.00
36   Pool Factor per Loan Balance                    78.7746958%      35.0188098%       5.5353832%      13.3112786%       5.0082038%
37   Pool Factor per Class Balance                   99.3548605%      98.5556577%     100.0000000%     100.0000000%     100.0000000%
38 Excess Spread                                           0.00
39 Cross Collateral Withdrawal                             0.00
40 Cross Collateral Deposit                                0.00             0.00
41 Additional Principal due Class A                  518,132.29       518,132.29
42 Interest Remittance @ Class Yield                 842,488.36       312,736.27        63,175.00       157,391.67        59,691.67

   Principal Additions:
43   Number of loans                                       590
44   Transfers from Pre-Funding Account          32,868,644.10     14,681,327.69     2,300,805.09     5,532,888.43     2,081,680.79

   Principal Reductions:
45   Prepayments--Number                                    12                12
46   Prepayments--Dollar                            825,078.08        825,078.08             0.00             0.00             0.00
47   Net Liquidation Proceeds                             0.00              0.00             0.00             0.00             0.00
48   Curtailments                                         0.00              0.00             0.00             0.00             0.00
49   Normal and Excess Payments                     200,882.00        200,882.00             0.00             0.00             0.00
50   Pre-Funding Account Transfer                       550.68            245.97            38.55            92.70            34.88
                                                 --------------    -------------     ------------    -------------     ------------
51 Total Principal Remittance                      1,025,960.08     1,025,960.08             0.00             0.00             0.00
52 Additional Principal Reduction                    518,132.29       518,132.29             0.00             0.00             0.00
                                                 --------------    -------------     ------------    -------------     ------------
53 Total Remittance                                2,387,131.41     1,857,074.61        63,213.55       157,484.37        59,726.55
                                                 ==============    =============     ============    =============     ============
54 Current Month Realized Loss--number                        0                0
55 Current Month Realized Loss--dollar                     0.00             0.00

   Class Principal Balance--EOM
56 Loans Outstanding--EOM                                  2551
57 Closing Loan Balance                          150,004,727.79    66,183,582.29    10,603,879.85    25,499,806.31     9,593,986.53
58 Pre-Funding Account Balance                             0.00             0.00             0.00             0.00             0.00
59 Additional Principal Reduction, LTD             2,517,080.16     1,695,629.95       103,918.40       249,899.01        94,021.41
60 Realized losses, LTD                                    0.00             0.00             0.00             0.00             0.00
                                                 --------------    -------------     ------------    -------------     ------------
61 Total Class Principal Balance                 147,487,647.63    64,487,952.34    10,499,961.45    25,249,907.30     9,499,965.12
62   Pool Factor per Loan Balance                   100.0031519%      44.1223882%       7.0692532%      16.9998709%       6.3959910%
63   Pool Factor per Class Balance                   98.3250984%      96.2506751%      99.9996329%      99.9996329%      99.9996328%
                                                 ==============    =============     ============    =============     ============
                                                   Class A-5        Class A-6         Class R
                                                   ---------        ---------         --------
29 Loans Outstanding--BOM
30 Opening Loan Balance                           20,757,686.92     9,093,843.79
31 Pre-Funding Account Balance                     5,752,109.08     2,519,971.60
32 Additional Principal Reduction, LTD               259,796.00       113,815.39
33 Realized Losses, LTD                                    0.00             0.00
34 Carryforward Amount                                     0.00             0.00
                                                  -------------    -------------
35 Total Class Principal Balance                  26,250,000.00    11,500,000.00
36   Pool Factor per Loan Balance                    13.8384579%       6.0625625%
37   Pool Factor per Class Balance                  100.0000000%     100.0000000%
38 Excess Spread                                                                      0.00
39 Cross Collateral Withdrawal                                                        0.00
40 Cross Collateral Deposit
41 Additional Principal due Class A
42 Interest Remittance @ Class Yield                 172,156.25        77,337.50

   Principal Additions:
43   Number of loans
44   Transfers from Pre-Funding Account            5,752,012.71     2,519,929.39
   Principal Reductions:
45   Prepayments--Number
46   Prepayments--Dollar                                   0.00             0.00
47   Net Liquidation Proceeds                              0.00             0.00
48   Curtailments                                          0.00             0.00
49   Normal and Excess Payments                            0.00             0.00
50   Pre-Funding Account Transfer                         96.37            42.21
                                                  -------------    -------------
51 Total Principal Remittance                              0.00             0.00
52 Additional Principal Reduction                          0.00             0.00
                                                  -------------    -------------
53 Total Remittance                                  172,252.62        77,379.71      0.00
                                                  =============    =============      ====
54 Current Month Realized Loss--number
55 Current Month Realized Loss--dollar

   Class Principal Balance--EOM
56 Loans Outstanding--EOM
57 Closing Loan Balance                           26,509,699.63    11,613,773.18
58 Pre-Funding Account Balance                             0.00             0.00
59 Additional Principal Reduction, LTD               259,796.00       113,815.39
60 Realized losses, LTD                                    0.00             0.00
                                                  -------------    -------------
61 Total Class Principal Balance                  26,249,903.63    11,499,957.79
62   Pool Factor per Loan Balance                    17.6731331%       7.7425155%
63   Pool Factor per Class Balance                   99.9996329%      99.9996330%
                                                  =============    =============
------------------------------------------------------------------------------------------------------------------------------------

                                     2 of 4

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-3 Sub-Pool 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1996 Lee Servicing Company reports the following information pertaining to Series 1996-3 Sub-Pool 1 for November 25, 1996, the
                                Remittance date.

                       Due period ended: November 1, 1996

                                                     Total           Class A-1      Class A-2        Class A-3         Class A4
                                                     -----           ---------      ---------        ---------         --------
64 Weighted Note Rate--
    THIS Remittance                                   11.57720%
65 Weighted Note Rate--
    NEXT Remittance                                   11.64389%

66 Related Remittance Period
    for Libor Rate                                    25-Oct-96          thru        24-Nov-96
67 Days in Related Period                                31

68 Pass-Through Rates                                                    5.50000%          7.22%            7.48%          7.54%

69 Weighted Average Remaining Term                      215.43
70 Original Pool--Principal Balance              93,528,661.75     41,776,135.59   6,547,006.32    15,743,991.39    5,923,481.91
71 Original Pool--Pre-Funding Account            57,955,886.82     25,886,962.77   4,056,912.08     9,755,907.62    3,670,539.50
72 Original Pool--Additional Principal            1,484,548.57        663,098.36     103,918.40       249,899.01       94,021.41
     Reduction                                   -------------     -------------   ------------    -------------    ------------
73 Original Pool Total                          150,000,000.00     67,000,000.00  10,500,000.00    25,250,000.00    9,500,000.00
74 Original Pool--Number of Loans                    1536

                                                   Class A-5       Class A-6
                                                   ---------       ---------
64 Weighted Note Rate--
    THIS Remittance
65 Weighted Note Rate--
    NEXT Remittance

66 Related Remittance Period
    for Libor Rate
67 Days in Related Period

68 Pass-Through Rates                                     7.87%            8.07%

69 Weighted Average Remaining Term
70 Original Pool--Principal Balance              16,367,515.81     7,170,530.73
71 Original Pool--Pre-Funding Account            10,142,280.19     4,443,284.66
72 Original Pool--Additional Principal
     Reduction                                      259,796.00       113,815.39
                                                 -------------    -------------
73 Original Pool Total                           26,250,000.00    11,500,000.00
74 Original Pool--Number of Loans

   Class A Overcollateralization
     Reconciliation
   -----------------------------                 Beg.of Month    Current Month    End of Month
                                                -------------    -------------    -------------
75 Additional Principal Reduction, LTD           1,998,947.87       518,132.29     2,517,080.16
76 Cross Collateral Deposits                             0.00             0.00             0.00
77 Less:  Realized Losses, LTD                           0.00             0.00             0.00
                                                 ------------       ----------     ------------
78 Overcollateralization of Principal            1,998,947.87       518,132.29     2,517,080.16
                                                 ============       ==========     ============

79 Base Overcollateralization Required                                             7,907,493.00
80 Required Overcollateralization Amount                                           7,907,493.00

   Current Month Subordinated Amount             Beg.of Month     Current Month    End of Month
   ---------------------------------            -------------     -------------   -------------
81 Original Subordinated Amount                 16,754,191.00        N/A          16,754,191.00
82 Less: Cumulative Realized Losses                      0.00             0.00             0.00
83 Plus: Cumulative Additional Proceeds                  0.00             0.00             0.00
                                                -------------       ----------    -------------
84 Current Subordinated Amount                  16,754,191.00                     16,754,191.00
                                                =============       ==========    =============
   Nonrecoverable Advance Reconciliation
   -------------------------------------
85 Beginning of Month                                                     0.00
86 Current Month Unpaid Nonrecoverable
    Advance                                                               0.00
87 Less: Current Month Reimbursement                                      0.00
                                                                    ----------
88 End of Month                                                           0.00
                                                                    ==========



                                     3 of 4

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-3 Sub-Pool 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1996 Lee Servicing Company reports the following information pertaining to Series 1996-3 Sub-Pool 1 for November 25, 1996, the
                                Remittance date.

                       Due period ended: November 1, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                                Class           Class          Class          Class          Class        Class
                                                 A1              A2             A3              A4            A5            A6
                                                -----           -----          -----          -----          -----        -----
89 Total Class Principal
     --Original Pool      $150,000,000.00 $67,000,000.00 $10,500,000.00  $25,250,000.00  $9,500,000.00 $26,250,000.00 $11,500,000.00
90 Interest Remittance
     Amount                    842,488.36     312,736.27      63,175.00      157,391.67      59,691.67     172,156.25      77,337.50
91 Interest Rate
     Factor/1000                 5.616589       4.667705       6.016667        6.233333       6.283334       6.558333       6.725000

92 Total Principal
     Collections             1,025,960.08   1,025,960.08           0.00            0.00           0.00           0.00           0.00
93 Prefunding Account
     Transfer                      550.68         245.97          38.55           92.70          34.88          96.37          42.21
94 Additional Principal
     Reduction                 518,132.29     518,132.29           0.00            0.00           0.00           0.00           0.00
                          --------------- -------------- --------------  --------------  ------------- -------------- --------------
95 Principal Remittance
     Amount                  1,544,643.05   1,544,338.34          38.55           92.70          34.88          96.37          42.21
96 Principal Payment
     Factor/1000                10.297620      23.049826       0.003671        0.003671       0.003672       0.003671       0.003670
97 Principal Factor            983.250985     962.506751     999.996329      999.996329     999.996328     999.996329     999.996330

98 Prior Month Principal
     Factor                    993.548605     985.556577   1,000.000000    1,000.000000   1,000.000000   1,000.000000   1,000.000000

------------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-3 SUB POOL 2


     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1996 and the Insurance Agreement dated as of September
             25, 1996, Lee Servicing Company reports the following information pertaining to series 1996-3 Sub Pool 2 for November 25, 1996, the
                                Remittance date.

                         Period Ended: November 1, 1996

--------------------------------------------------------------------------------
 1 Total Actual Principal Collections                               1,214,465.81
 2 Total Actual Interest Collections                                  490,257.25
 3 Additional Proceeds                                                      0.00
                                                                    ------------
 4   Total Collections:                                             1,704,723.06

 5 Pre-Funding Account Transfer                                           725.45
 6 Interest Coverage Account Transfer                                  68,015.74
                                                                    ------------
 7 Aggregate Amount Received:                                       1,773,464.25

   Monthly Advance
 8   Delinquent Interest                                              187,516.97
 9   Compensating Interest                                              3,867.65
10   Amounts Held for Future Distributions                                  0.00
11   Supplemental Interest                                                  0.00
12 Reserve Withdrawal Per Sec. 6.08 VII                                     0.00
                                                                    ------------
13 Available Remittance Amount:                                     1,964,848.87

14   Less: Service Fees                                                36,423.34
15   Less: Expense Account Deposit                                      2,209.98
16   Cross Collateral Deposit                                               0.00
                                                                    ------------
17 Adjusted Remittance Amount:                                      1,926,215.55

   Remaining Amount Available:
18   Adjusted Remittance Amount                                     1,926,215.55
19   Insured Payments                                                       0.00
20   Insurance Account Deposit @ 13bp
       the Ending Class Principal Balance                               9,576.50
21   Class Remittance Amounts                                       1,916,639.05
22   Cross Collateral Withdrawal                                            0.00
23   Non-Recoverable Advances not
       Previously Reimbursed                                                0.00
                                                                    ------------
24 Total Remaining Amount Available:                                        0.00
                                                                    ============
   Amount of Reimbursements Pursuant to Sec. 5.04
25   Servicing Fee                                                          0.00
26   Monthly Advances and Servicer Advances                                 0.00
27   Other Mortgage Payments                                                0.00
28   Interest Earned on P&I Deposits                                        0.00
29   Additional Servicing Compensation                                      0.00
--------------------------------------------------------------------------------
                                     1 of 4

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-3 SUB POOL 2


     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 01, 1996 and the Insurance Agreement dated as of September
             25, 1996, Lee Servicing Company reports the following information pertaining to series 1996-3 Sub Pool 2 for November 25, 1996, the
                                Remittance date.

                         Period Ended: November 1, 1996

-----------------------------------------------------------------------------------------------------------

                                                                   Total            Class 2-A       Class R
                                                                  -------           ---------       --------
30   Number of Loans                                                    643
31 Opening Principal Balance                                  75,514,379.23       75,514,379.23
32 Opening Pre-Funding Account Balance                        16,674,371.52       16,674,371.52
33 Additional Principal Reduction, LTD                         2,575,110.24        2,575,110.24
34 Realized Losses, LTD                                                0.00                0.00
35 Carryforward Amount                                                 0.00                0.00
                                                              -------------       -------------
36 Opening Class Principal Balance                            89,613,640.51       89,613,640.51
37   Pool Factor per Loan Balance                                83.9048658%         83.9048658%
38   Pool Factor per Class Balance                              100.0000000%        100.0000000%
39 Excess Spread                                                       0.00                           0.00
40 Additional Principal due Class A                              262,751.68          262,751.68
41 Cross Collateral Deposit                                            0.00                0.00
42 Cross Collateral Withdrawal                                         0.00                           0.00
43 Interest Remittance                                           438,696.11          438,696.11

   Principal Additions:
44   Number of Loans                                                   157
45   Transfers from Pre-Funding Account                       16,673,646.07       16,673,646.07

   Principal Reductions:
46   Prepayments--Number                                                 11                  11
47   Prepayments--Dollar                                       1,178,493.66        1,178,493.66
48   Net Liquidation Proceeds                                          0.00                0.00
49   Curtailments                                                      0.00                0.00
50   Normal and Excess Payments                                   35,972.15           35,972.15
51   Pre-Funding Account Transfer                                    725.45              725.45
                                                              -------------       -------------
52 Total Principal Remittance                                  1,214,465.81        1,214,465.81
53 Additional Principal Reduction                                262,751.68          262,751.68
                                                              -------------       -------------
54 Total Remittance                                            1,916,639.05        1,916,639.05       0.00
                                                              =============       =============       ====
55v Carryforward Amount                                                0.00
56 Current Month Realized Loss--Number                                    0                   0
57 Current Month Realized Loss--Dollar                                 0.00                0.00

   Class Principal Balance--EOM
58   Number of Loans                                  #                789
59 Closing Loan Balance                                       90,973,559.49       90,973,559.49
60 Pre-Funding Account Balance                                         0.00                0.00
61 Additional Principal Reduction, LTD                         2,837,861.92        2,837,861.92
62 Realized Losses, LTD                                                0.00                0.00
63 Carryforward Amount                                                 0.00                0.00
                                                              -------------       -------------
64 Closing Class Principal Balance                            88,135,697.57       88,135,697.57
65   Pool Factor per Loan Balance                               101.0817328%        101.0817328%
66   Pool Factor per Class Balance                               97.9285529%         97.9285529%
-----------------------------------------------------------------------------------------------------------

                                     2 of 4

                           ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-3 SUB POOL 2


     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1996 and the Insurance Agreement dated as of September
             25, 1996, Lee Servicing Company reports the following information pertaining to series 1996-3 Sub Pool 2 for November 25, 1996, the
                                Remittance date.

                         Period Ended: November 1, 1996


-----------------------------------------------------------------------------------------------------------

                                                                  Total             Class A1
                                                                 -------            --------
67 Weighted Note Rate--This Remittance:                            9.96277%
68 Weighted Note Rate--Next Remittance:                            9.94424%

69 Pass-Through Rate:                                               5.68500%           5.68500%

70 Related Remittance Period:                                     25-Oct-96             thru              24-Nov-96
71 Days in Related Period:                                           31

72 Weighted Average Remaining Term                                   357.00

73 Original Pool--Principal Balance                           56,969,975.31       56,969,975.31
74 Original Pool--Pre-Funding Account Balance                 35,337,717.00       35,337,717.00
75 Original Pool--Initial Overcollateralization                2,307,692.31        2,307,692.31
                                                              -------------       -------------
76 Original Pool--Class Principal Balance                     90,000,000.00       90,000,000.00
77 Original Pool--Number of Loans                                  479

   Class A Overcollateralization Reconciliation
   --------------------------------------------
                                                            Beginning of Month     Current Month       End of Month
                                                            ------------------     -------------       ------------
78 Additional Principal Reduction, LTD                         2,575,110.24          262,751.68        2,837,861.92
79 Cross Collateral Deposits, LTD                                      0.00                0.00                0.00
80 Less:  Realized Losses, LTD                                         0.00                0.00                0.00
                                                               ------------          ----------        ------------
81 Overcollateralization of Principal                          2,575,110.24          262,751.68        2,837,861.92
                                                               ============          ==========        ============
82 Base Overcollateralization Requirement                                                              3,876,923.00
83 Required Overcollateralization                                                                      3,876,923.00

   Current Month Subordinated Amount                       Beginning of Month      Current Month       End of Month
   ---------------------------------                       ------------------      -------------       ------------
84 Original Subordinated Amount                                9,249,230.00          N/A               9,249,230.00
85 Less: Cumulative Realized Losses                                    0.00                0.00                0.00
86 Plus: Cumulative Additional Proceeds                                0.00                0.00                0.00
                                                               ------------          ----------        ------------
87 Current Subordinated Amount                                 9,249,230.00                            9,249,230.00
                                                               ============                            ============

   Nonrecoverable Advance Reconciliation
   -------------------------------------
88 Beginning of Month                                                  0.00
89 Current Month Nonrecoverable Advance                                0.00
90 Less: Current Month Reimbursment                                    0.00
                                                               ------------
91 End of Month                                                        0.00
                                                               ============
-------------------------------------------------------------------------------------------------------------

                                     3 of 4

                           ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-3 SUB POOL 2


     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1996 and the Insurance Agreement dated as of September
             25, 1996, Lee Servicing Company reports the following information pertaining to series 1996-3 Sub Pool 2 for November 25, 1996, the
                                Remittance date.

                         Period Ended: November 1, 1996

--------------------------------------------------------------------------------
                                                                      Class
                                                                        A1
                                                                      ------
 92 Total Class Principal--Original Pool     $90,000,000.00      $90,000,000.00
 93 Interest Remittance Amount                   438,696.11          438,696.11
 94 Interest Rate Factor/1000                      4.874401            4.874401

 95 Total Principal Collections                1,214,465.81        1,214,465.81
 96 Prefunding Account Transfer                      725.45              725.45
 97 Additional Principal Reduction               262,751.68          262,751.68
                                             --------------      --------------
 98 Principal Remittance Amount                1,477,942.94        1,477,942.94
 99 Principal Payment Factor/1000                 16.421588           16.421588
100 Principal Factor                             979.285529          979.285529

101 Prior Month Principal Factor                 995.707117          995.707117
-------------------------------------------------------------------------------

                                     4 of 4